Exhibit 10.7     Redacted USF Sponsored Research Agreement.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS                      EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

RESEARCH AGREEMENT

BY AND BETWEEN

NEW ENERGY SOLAR CORPORATION

AND

THE UNIVERSITY OF SOUTH FLORIDA

            THIS RESEARCH AGREEMENT IS MADE AND ENTERED INTO BY AND BETWEEN NEW ENERGY SOLAR COPRORATION (a wholly owned subsidiary of New Energy technologies, Inc.), a corporation having a place of business located at 8875 Hidden River Parkway, Suite 300, Tampa, FL 33637 (“New Energy”), and the University of South Florida Board of Trustees, a public body corporate ("University"), for support to the project entitled “(Semitransparent Flexible Power Foil (SFPF))”.  For consideration of the mutual promises, covenants, and obligations contained herein, New Energy hereby retains the University to undertake certain activities described in Attachment 1. The parties agree as follows:

                                                  I.  PERIOD OF PERFORMANCE

            ****

                                   II.  WORK PLAN / PROJECT ADMINISTRATION

            The University shall perform the activities described in Attachment 1 and will   comply with all statutory requirements and applicable regulations in the conduct of the project.

            The University agrees that such activities will be directed by:

                        The University Project Director:

                                    Dr. Xiaomei Jiang

                                    University of South Florida

                                    PHYSICS DEPARTMENT

                                    4202 E. FOWLER AVENUE

                                    Tampa, FL 33830

                                    (813) 974-7765

                                    (813) 974-5813 (fax)

                                    Jiang, Xiaomei [xjiang@cas.usf.edu]

                        The University Administrative Contact:

                                    Shanna Hunt

                                    Sponsored Research Administrator

                                    University of South Florida

                                    Division of Sponsored Research

                                    3650 Spectrum Blvd Ste 160

                                    Tampa, FL 33612-9446

                                    (813) 974-7971

                                    (813) 974-4962 (fax)

                                    shunt@research.usf.edu

            NEW ENERGY Representatives:

                        Project Director:

                                    Meetesh V. Patel, Esq.

                                    New Energy Solar Corporation

                                    8875 Hidden River Parkway, Suite 300

                                    Tampa, FL 33637

                                    (800) 213-0689

                                    (866) 266-0419 (fax)

                                    mpatel@newenergytek.com

  Administrative Contact:

                                    Meetesh V. Patel, Esq.

                                    New Energy Technologies, Inc.

                                    1050 Connecticut Avenue, NW

                                    10th Floor

                                    Washington, DC 20036

                                    (800) 213-0689

                                    (8660 266-0419 (fax)

                                    mpatel@newenergytek.com

            All deliverables/invoices submitted by the University must be approved in writing by New Energy’s Project Director prior to payment by New Energy to the University.

                                                    III.  ALLOCATION OF FUNDS

            New Energy agrees to compensate the University as per Attachment 2, ****. It is further agreed that all invoices should contain an original signature of an authorized official of the University and should be sent to New Energy’s Project Director for approval (see Article II for the address).  Invoices shall be submitted to New Energy on a monthly basis. Payments shall be remitted to:

University of South Florida

University Controller’s Office

Cashier’s Office

4202 E. Fowler Ave., ADM 147

Tampa, FL  33620

                                               IV.  PAYMENT RESPONSIBILITIES

            New Energy shall issue payment in U.S. dollars within 30 days after receipt of an acceptable invoice and receipt, inspection, and acceptance of goods and/or services provided in accordance with the terms and conditions of this Agreement.

                                               V.  INDEPENDENT CONTRACTOR

            The relationship of the parties is that of mutually independent contractors.  Each party and its officers, employees, agents, subcontractors, or other contractors shall not be deemed by virtue of this Agreement to be the officers, agents, or employees of the other party.  Each party assumes the risk of all liability arising from its respective activities pursuant to this Agreement and from the acts or omissions of its respective officers, agents, and employees.

VI.  TERMINATION

            This Agreement may be canceled by either party upon no less than thirty (30) days written notice, with or without cause; notice shall be delivered by certified mail, return receipt requested, or in person with proof of delivery.  In case of cancellation, only the percent of satisfactory progress actually achieved to the date of cancellation will be due and payable to the University and University will refund to New Energy any unused funds that it may have in escrow.

            In the event that University’s Project Director becomes unable or unwilling to continue the project activities hereunder, and a mutually acceptable substitute is not available, New Energy shall have the option to cancel this Agreement.

VII.  PUBLICITY

            Neither party shall use the name of the other party, nor of any employees of the parties, in any publicity, advertising, or news release without the prior written approval of an authorized representative of that party.

            Under the provisions of Florida Statute 1004.22, the University shall make available, upon request, the title and description of a research project, the name of the researcher, and the amount and source of funding provided for the project.

University acknowledges that New Energy is a wholly owned subsidiary of a corporation having a reporting obligation under the Securities Exchange Act of 1934, as amended, which has or may have certain disclosure and filing obligations under applicable law, including but not limited to the public announcement and disclosure of this Agreement and the filing of the same with the United States Securities and Exchange Commission; it is acknowledged and agreed that such disclosure and filing shall not be deemed a violation of this Agreement.

VIII.  CONFIDENTIALITY

In the course of performing work under this Agreement, it may be necessary for either party to disclose to the other certain confidential and/or proprietary information or data. All such confidential information will be clearly identified in writing as confidential, or if given orally, will be reduced to writing within thirty (30) days. Each party agrees to hold the other’s confidential information in confidence from date of disclosure until five (5) years from the date such confidential information is either returned to the disclosing party or destroyed as requested by the party. The parties shall take reasonable precautions to avoid disclosure, publication or dissemination of such confidential information and to use such confidential information only in connection with the project. No obligation of confidentiality applies to any information which was already in the receiving party’s possession prior to its receipt from the disclosing party; becomes publicly known or available through no breach of this Agreement by the receiving party; is acquired by the receiving party from a third party without notice or restrictions of confidentiality; is independently developed by the receiving party’s personnel to whom the providing party’s confidential information had not been disclosed; or is required to be disclosed by law or governmental regulation, in which case both parties will work together in order to comply with such request.

This Agreement and the contents hereof constitute a confidential business relationship between the parties.  Each party acknowledges that significant damage could be done to the other one should the terms of this Agreement become public knowledge.  Both parties agree that they will not reveal the terms of this Agreement to any third party (excluding agents, attorneys, representatives and others with whom they have a legal obligation to disclose, including, but not limited to, government agencies and regulatory authorities) except within the restrictive confines of a Confidentiality Agreement, and that they will exercise reasonable precautions to insure that neither they nor their employees or agents shall allow the terms of the Agreement to become public knowledge.

IX.  PUBLICATIONS

****

X.  INTELLECTUAL PROPERTY

University agrees that the University Project Director will promptly disclose all intellectual property generated during the course of this Agreement to its Division of Patents & Licensing in accordance with the Statement of Policies and Procedures for Inventions and Works (0-300), and the

Division of Patents & Licensing will promptly disclose such intellectual property to New Energy.  Inventorship shall be determined in accordance with U.S. Patent law and ownership shall follow inventorship.  Intellectual property, inventions, improvements and/or discoveries, whether or not patentable or copyrightable, which are conceived and/or made while performing this project and during the course of this Agreement, covered under Attachment 1 in which there is at least one inventor of University and one inventor of New Energy, whether or not utilized or otherwise incorporated into this project, shall be jointly owned by University and New Energy.

The parties agree that any existing background intellectual property and/or inventions and technologies of New Energy, the University, the University Project Director or University employees existing prior to the execution of this Agreement are their own separate property, respectively, and are not affected by this Agreement.  Neither party shall acquire any claims to or rights in any background intellectual property and/or technologies in existence prior to the execution date of this Agreement.

XI.  GOVERNING LAW

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

XII.  INSURANCE

University assumes all risk of personal injury and property damage arising from its activities pursuant to this Agreement that are attributable to the negligent acts or omissions of University and its officers, agents, and employees while acting within the scope of their employment by University.  This statement shall not be construed or interpreted as consent by University to be sued except as provided by Florida law or as a waiver of University’s sovereign immunity beyond that provided in Section 768.28, Florida Statutes.

                                             XIII.  DELEGATION OF AUTHORITY

            This Agreement is valid and enforceable only upon being signed by persons authorized to bind the University hereto, and by all persons required by Florida law or University policy to sign an agreement of this nature in order to bind the University hereto.

XIV.   CONTINUAL UPDATES ON PROGRESS OF RESEARCH

The University Project Director shall provide ongoing written progress reports to New Energy on a monthly basis and a comprehensive written research report due on the final calendar day of each calendar quarter. The University Project Director shall provide to New Energy information related to experiments and/or new news related to ongoing research that may be disseminated to New Energy’s stakeholders.

SIGNATURE PAGE FOLLOWS

                      IN WITNESS WHEREOF, the parties have caused this Agreement, which includes

Attachments 1 and 2, to be executed by their undersigned duly authorized officials.

                                                        University of South Florida

                                            Board of Trustees, a public body corporate

Reviewed by:                                                               SIGNED BY:

_______________________                                   ___________________________

Dr. Xiaomei Jiang                                                        Diego Vazquez, Director

University Project Director                                          Division of Sponsored Research

SGS Review:

_________

New Energy Solar Corporation

____________________________

Meetesh V. Patel, Esq.

President

ATTACHMENT 1

SCOPE OF WORK

Development of Semitransparent Flexible Power Foil (SFPF) for smart window technology

Research Team:

PI: Dr. X. Jiang

Senior Scientist: Dr. Zhang

Graduate Student: Jason Lewis

University of South Florida

1. Overall Objective

****

2. Background

****

3. Novelty of the SFPF based Solar Array

•         ****

•         ****

•         ****

•         ****

4. Plan of Work

Stage 1: ****

Goal:

****

Stage 2: ****

Goal:

****

Stage 3: ****

Goal:

****

Stage 4: ****)

Goal:

****

5. Reporting Requirements

Principal Investigator will promptly man an Invention Disclosure Report to New Energy with respect to any new and useful process, machine, manufacture or composition of matter conceived and reduced to practice, during the term of this Agreement in the performance of research associated with SFPF.

As per Section XIV of this agreement, Principal investigator will furnish monthly progress reports to New Energy on a monthly basis. In addition to the progress reports, as agreed to by New Energy and the Project Director, the Project Director shall provide New Energy information on experiments or new news related to the ongoing research so that New Energy can keep its shareholders apprised of the progress of the research.

ATTACHMENT 2

METHOD OF PAYMENT

[Include here invoicing instructions; invoicing schedule; contact name and address to whom invoices should be mailed; include all reports/deliverables due with the invoices]

****

Payments will be made to the University upon presentation of an Invoice by the Principal based upon the following schedule:

****

Justification for Budget Proposal

1. Direct labor

****

2. Fringe and Benefit

****

3. Travel

****

4. Other direct cost

****

5. Indirect costs. ****